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                                                                   EXHIBIT 10.85


         FIRST AMENDMENT TO LEASE BETWEEN RCPI TRUST AND THE REGISTRANT

                                OCTOBER 30, 1998
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                            FIRST AMENDMENT TO LEASE

        This FIRST AMENDMENT TO LEASE, dated as of October 30, 1998 (this "Amendment"), between RCPI TRUST, a Delaware Business trust having an office c/o Tishman Speyer Properties, L.P., 45 Rockefeller Plaza, New York, New York 10111 ("Landlord"), and The Sports Club Company, Inc., a Delaware corporation having an office at 11100 Santa Monica Boulevard, Suite 300, West Los Angeles, California 90025 ("Tenant").

                              W I T N E S S E T H:

        WHEREAS, Landlord and Tenant entered into that certain Lease, dated February 27, 1998 (the "Original Lease"), covering portions of the first, second, third, and fourth floors of the building located at 630 Fifth Avenue, New York, New York; and

        WHEREAS, Landlord and Tenant desire to modify the Original Lease as hereinafter set forth to provide for the substitution of a new floor plan for the Third Floor Premises and otherwise as provided herein (the Original Lease, as modified by this Amendment, the "Lease").

        NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

        1. Capitalized Terms. All capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Original Lease.

        2. Modification. (a) Effective as of the date hereof, the Original Lease shall be amended by deleting the floor plan for the Third Floor Premises attached to the Original Lease as Exhibit A-5 and substituting therefor the floor plan attached to this Amendment as Exhibit A.

        (b) Tenant hereby agrees that Landlord, at Landlord's option, may modify the Second Floor C Premises to accommodate a means of egress for the adjacent tenant along Column Line J between Column Line 5.8 and Column Line 3 (as such columns are designated on First Floor and Second Floor Construction Plan, dated October 12, 1998, prepared by Cannon).

        3. Delivery of Premises. Notwithstanding anything to the contrary provided in the Lease. Landlord and Tenant hereby agree that Landlord shall have delivered and Tenant shall have accepted possession of the First Floor Premises, the Second Floor A Premises and the Third Floor Premises on November 1, 1998. Accordingly, the Rent Commencement Date with respect to the First Floor Premises, the Second Floor A Premises and the Third Floor Premises shall be August 1, 1999 for all purposes of the Lease.

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        4. No Modification. Except as set forth herein, nothing contained in this Amendment shall be deemed to amend or modify in any respect the terms, provisions, or conditions of the Original Lease and such terms, provisions, and conditions shall remain in full force and effect as modified hereby.

        5. Construction. If there is any inconsistency between the terms of this Amendment and the terms of the Original Lease, the terms of this Amendment shall be controlling and prevail.

        6. Entire Agreement. This Amendment contains the sole and entire understanding and agreement of the parties with respect to its entire subject matter and all prior negotiations, discussions, representations, agreements and understandings heretofore had among the parties with respect thereto are merged herein.

        7. Counterparts. This Amendment may be executed in duplicate counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument. Facsimile execution of this Amendment shall be deemed to be an original for all purposes.

        8. Representations and Warranties. Tenant hereby represents and warrants to Landlord that, as of the date hereof, (i) the Original Lease is in full force and effect and has not been modified except pursuant to this Amendment; (ii) to the best of Tenant's knowledge, there are no defaults existing under the Lease'
(iii) to the best of Tenant's knowledge there exist no valid abatements, causes of action, counterclaims, disputes, defenses, offsets, credits, deductions, or claims against the enforcement of any of the terms and conditions of the Lease; and (iv) this Amendment has been duly authorized, executed and delivered by Tenant and constitutes the legal, valid and binding obligation of Tenant.

        9. Miscellaneous. (a) This Amendment shall be governed by the laws of the State of New York without giving effect to conflict of laws principles thereof.

        (b) This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their successors and permitted assigns.

        (c) The captions, headings, and titles in this Amendment are solely for convenience of reference and shall not affect its interpretation.

        (d) This Amendment shall not be binding upon Landlord or Tenant unless and until Landlord shall have delivered a fully executed counterpart of this Amendment to Tenant.

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        IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

                                       LANDLORD:

                                       RCPI TRUST
                                       By: Tishman Speyer Properties, L.P.,
                                           its Agent

                                       By: /s/ Peter Fair
                                           -------------------------------------
                                           Peter Fair


                                       TENANT:

                                       THE SPORTS CLUB COMPANY, INC.

                                       By: /s/ Mark Spino
                                           -------------------------------------
                                           Name: Mark Spino
                                           Title: Vice President

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                                    EXHIBIT A

                              THIRD FLOOR PREMISES

The floor plan which follows is intended solely to identify the general location of the Third Floor Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.